Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Springdale	Mobile	AL	Mobile, AL	2004	429,636	84.8%	$4,379	$12.29	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,806	13.77	Sam's Club*	Bookmans, CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,604	15.64	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	66.6%	2,362	29.92	Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	-
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	94.5%	1,417	22.32	Stater Bros.	-	-
6	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	92.7%	2,563	22.45	-	Big Lots, Burlington Stores, Chuze Fitness	-
7	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	33.1%	985	28.21	Trader Joe's	-	-
8	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	97.0%	1,595	16.68	Vons (Albertsons)	Chuze Fitness	-
9	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	93.6%	2,872	24.61	Major Market, Trader Joe's	Rite Aid	-
10	Arbor - Broadway Faire (3)	Fresno	CA	Fresno, CA	1995	255,149	99.0%	4,076	16.13	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	Dick's Sporting Goods
11	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	88.9%	1,942	13.24	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
12	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,320	15.13	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
13	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,381	23.05	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
14	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,294	19.01	Barons Market	Crunch Fitness, Dollar Tree	-
15	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,390	11.79	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
16	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	100.0%	2,907	35.42	-	Kohl's, Party City	Walmart
17	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	98.5%	9,072	28.02	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
18	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	85.1%	5,637	25.59	-	Marshalls, Planet Fitness	-
19	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	99.2%	5,402	32.05	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
20	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,322	27.15	Stater Bros.	-	-
21	Village at Mira Mesa (4)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2022	422,923	99.9%	10,562	25.80	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
22	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	99.0%	3,984	24.42	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
23	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	98.9%	3,197	29.62	Trader Joe's	Petco, Rite Aid, Ross Dress for less	-
24	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,558	23.92	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
25	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,305	12.62	Vons (Albertsons)	Ace Hardware, Big Lots	-
26	Vail Ranch Center (4)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2022	201,903	91.9%	3,175	23.51	Stater Bros.	Burlington Stores, Rite Aid	-
27	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,151	21.64	Ralphs (Kroger)	-	-
28	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	98.5%	2,234	22.66	Sprouts Farmers Market	-	-
29	Gateway Plaza - Vallejo (4)	Vallejo	CA	Vallejo, CA	2022	519,324	94.6%	10,359	21.27	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Five Below, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
30	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	818	8.59	King Soopers (Kroger)	Arc	-
31	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	92.2%	7,080	16.26	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swim School, Kohl's, Planet Fitness	-
32	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,086	12.13	King Soopers (Kroger)	Chuze Fitness, Gen X	-
33	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	99.3%	1,907	15.87	-	Chuze Fitness	-
34	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	91.8%	1,053	39.01	King Soopers (Kroger)	Pet Supplies Plus	-
35	Superior Marketplace	Superior	CO	Boulder, CO	1997	278,419	94.6%	4,476	16.99	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	-
36	Westminster City Center (4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2022	331,128	91.3%	4,523	14.97	-	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Kids Empire, Ross Dress for Less, Tile Shop, Ulta	-
37	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	93.0%	2,614	26.39	Whole Foods Market	Petco	-
38	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.1%	2,397	13.22	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,042	15.13	PriceRite (Wakefern)	-	The Home Depot

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	74.6%	3,321	13.57	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	91.7%	2,349	17.08	Price Chopper	Dick's Sporting Goods	-
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	93.8%	1,643	16.86	-	Barnes & Noble, Dollar Tree, DSW, Five Below, Lumber Liquidators, PetSmart	-
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	69.6%	1,248	13.51	-	Christmas Tree Shops, Montana Nights Axe Throwing	-
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,602	16.60	-	LA Fitness, Marshalls	-
45	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	74.4%	1,105	11.84	-	JOANN, Staples, T.J.Maxx	-
46	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	83.1%	2,012	13.54	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.4%	4,019	19.15	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	North Dover Center	Dover	DE	Dover, DE	1989	191,974	97.3%	2,192	11.74	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	96.2%	3,727	14.14	Publix	Anthony's Ladies Apparel, Bealls Outlet, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	-
50	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,934	17.88	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	93.7%	6,485	23.01	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Tota Music & Theatre Conservatory	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	92.1%	3,717	15.28	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	-
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.8%	1,934	24.63	-	Broward County Library, CVS	-
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,628	9.04	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	1,881	12.09	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	933	10.63	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	97.8%	2,369	7.86	-	American Signature Furniture, Bealls Outlet, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	-
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	96.6%	1,848	19.49	-	Dollar Tree, LA Fitness	-
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	92.2%	2,423	19.71	Walmart Neighborhood Market	Walgreens	-
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	84.4%	1,815	12.09	Publix	Dollar Tree, Petco, Staples	-
61	Marco Town Center (4)	Marco Island	FL	Naples-Marco Island, FL	2022	109,745	84.4%	2,257	24.36	Publix	-	-
62	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	68.7%	3,493	15.33	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
63	Shops at Palm Lakes (4)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2022	211,590	98.1%	4,127	20.36	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
64	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,812	92.4%	2,342	13.08	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
65	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	100.0%	5,273	17.18	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning, Walgreens	-
66	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	3,838	19.35	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
67	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,128	21.06	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
68	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,130	13.93	Publix	Zone Fitness Club	-
69	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	97.0%	1,059	12.34	Sedano's	Family Dollar	-
70	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,590	18.36	-	Burlington Stores, LA Fitness	Target
71	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.0%	1,084	14.79	Publix	-	-
72	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	100.0%	1,264	17.39	Seabra Foods	Office Depot	-
73	Pointe Orlando (4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2022	414,284	75.6%	9,076	30.32	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-
74	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	846	13.11	Publix	-	-
75	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,582	96.2%	3,075	20.21	-	Coastal Care, Walgreens	-
76	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	90.3%	1,285	14.41	Publix	Pet Supplies Plus	-
77	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,711	9.08	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
78	East Port Plaza (4)	Port St. Lucie	FL	Port St. Lucie, FL	2022	214,489	90.9%	2,709	13.90	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
79	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,305	13.71	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
80	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	751	13.17	Winn-Dixie (Southeastern Grocers)	-	-
81	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	97.4%	831	21.64	SuperTarget*	The Zoo Health Club	-
82	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	98.7%	2,676	18.82	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
83	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,161	12.79	Publix	Big Lots, Crunch Fitness, HomeGoods	-
84	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	125,392	83.9%	1,527	14.52	Publix	Home Centric, Planet Fitness	-
85	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,057	13.33	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
86	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	270,504	100.0%	4,225	15.62	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
87	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	84.0%	2,005	17.57	Publix	CVS, Dollar Tree	-
88	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	100.0%	1,457	9.74	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
89	Tyrone Gardens (4)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2022	195,214	89.4%	2,163	12.40	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	-
90	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	75.0%	1,609	14.19	Publix	Flooring USA	-
91	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	45.1%	758	15.26	Patel Brothers	Dollar Tree	Walmart
92	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	100.0%	1,770	19.10	Publix	Rarehues	-
93	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	100.0%	1,376	16.24	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
94	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	97.9%	2,444	17.11	Publix	Petco, T.J.Maxx, Ulta	-
95	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,050	8.03	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
96	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.3%	817	8.52	Publix	American Freight Furniture	-
97	Venice Village (4)	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	93.0%	3,073	18.98	Publix	JOANN, Planet Fitness	-
98	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	93.3%	3,510	17.85	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
99	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	91.1%	4,568	11.50	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, NCG Cinemas	-
100	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,424	8.41	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
101	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	574	8.67	Food Depot	Family Dollar	-
102	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	98.2%	1,221	15.73	Publix	-	-
103	Conyers Plaza	Conyers	GA	Atlanta-Sandy Springs-Alpharetta, GA	2001	171,374	97.4%	2,303	13.79	Walmart Supercenter*	JOANN, PetSmart, Value Village	The Home Depot
104	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	820	12.19	Publix	-	-
105	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	95.8%	1,272	14.00	Kroger	-	-
106	Northside	Dalton	GA	Dalton, GA	2001	78,878	97.5%	746	10.37	-	Dollar Tree	-
107	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	937	12.04	Publix	-	-
108	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	97.4%	783	17.29	Kroger*	-	-
109	Westgate	Dublin	GA	Dublin, GA	2004	104,794	93.2%	677	6.93	-	Big Lots, Citi Trends, Planet Fitness	The Home Depot
110	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,687	10.87	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
111	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	79.1%	1,238	10.43	Food Depot	Staples	-
112	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,622	11.98	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	-
113	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	92.5%	1,258	14.01	Publix	-	-
114	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	88.6%	1,452	15.48	Publix	-	-
115	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1959	229,013	54.7%	1,023	8.17	-	Dollar Tree, Ollie's Bargain Outlet, Planet Fitness	-
116	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	100.0%	604	10.99	-	Marshalls	-
117	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	99.1%	1,322	11.80	Kroger	-	-
118	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	147,538	87.5%	1,865	14.45	Kroger	-	-
119	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	666	9.55	Food Depot	-	-
120	Connexion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	96.6%	1,989	19.13	-	My Salon Suites	-
121	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	91.7%	986	11.51	-	PGA TOUR Superstore	-
122	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	281,064	75.5%	2,414	11.37	Publix	-	-
123	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,692	14.50	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
124	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.7%	3,025	16.64	Kroger	-	-
125	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	347,091	89.1%	1,884	6.09	Walmart Supercenter	Conn's Home Plus, Harbor Freight, NCG Cinemas	-
126	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	96.1%	1,099	11.28	Kroger	-	-
127	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	226,243	90.3%	1,306	6.40	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
128	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,771	6.74	Price Chopper	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot	-
129	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	98.3%	3,793	19.33	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
130	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,035	13.97	-	XSport Fitness	Kohl's

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
131	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.5%	2,422	12.39	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
132	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	92.7%	4,438	15.92	-	Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
133	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	83.9%	5,586	13.13	-	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
134	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	79.8%	2,255	10.35	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
135	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	61,609	98.9%	1,231	20.97	-	Dollar Tree, Walgreens	-
136	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	86.9%	561	7.35	Cub Foods (United Natural Foods Inc.)	-	-
137	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	76.4%	1,932	14.74	-	Best Buy, Painted Tree Marketplace, PetSmart	-
138	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	82.1%	1,373	15.67	Sunset Foods	-	-
139	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	64.4%	1,924	12.45	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
140	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,771	16.58	Jewel-Osco	Planet Fitness	-
141	Westridge Court (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,650	62.6%	6,707	15.99	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, La-Z-Boy Furniture, Painted Tree Marketplace, Party City, Star Cinema Grille, Ulta	-
142	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.8%	1,915	17.67	-	Asian Grill Sushi Buffet, LA Fitness, Regal Cinemas	-
143	Tinley Park Plaza (4)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	233,118	78.8%	2,860	15.57	TBA	Burlington Stores, Planet Fitness, Tile Shop	-
144	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.9%	1,313	10.59	-	Godby Home Furnishings, Just Click For It, Ollie's Bargain Outlet	-
145	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	100.0%	1,729	12.09	-	Burlington Stores, Five Below, OfficeMax, Overstock Furntiture & Mattress, Pet Supplies Plus, T.J.Maxx, Ulta	Target
146	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	89.5%	2,432	12.83	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-
147	Speedway Super Center (4)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	595,550	90.1%	6,252	11.86	Kroger	Burlington Stores, Harbor Freight Tools, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
148	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,398	10.59	Pay Less (Kroger)	-	-
149	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	87.1%	1,453	10.32	Hy-Vee	-	-
150	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,106	15.82	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
151	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	98.4%	1,022	7.96	-	At Home, Staples	-
152	Florence Plaza - Florence Square(3)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	95.1%	7,897	15.38	Kroger	Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Staples, T.J.Maxx	-
153	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,926	10.22	-	King Pin Lanes, Louisville Athletic Club	-
154	London Marketplace	London	KY	London, KY	1994	165,826	99.0%	1,558	9.49	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
155	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,085	11.93	Kroger	Petco	-
156	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	86.8%	1,477	11.40	Kroger	-	-
157	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	2,037	12.89	Kroger Marketplace	-	-
158	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	96.7%	1,091	7.97	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	-
159	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,985	29.52	-	Golf Galaxy, Staples	Duluth Trading Co.
160	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	93.1%	1,660	13.41	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
161	WaterTower Plaza	Leominster	MA	Worcester, MA-CT	2000	284,757	90.4%	3,334	13.49	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx	-
162	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	367	14.38	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
163	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,412	18.94	Stop And Compare	Crunch Fitness, Rainbow Shops	-
164	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	100.0%	2,685	14.69	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	-
165	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	96.4%	2,854	15.71	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
166	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	98.2%	1,378	13.63	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
167	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,399	19.31	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
168	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,827	19.79	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
169	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,528	100.0%	900	35.26	-	-	-
170	Fox Run (4)	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	310,071	88.7%	4,182	16.01	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	-
171	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,872	17.62	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
172	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.1%	6,551	18.08	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
173	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	84.8%	4,247	17.02	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
174	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.0%	956	12.04	Busch’s Fresh Food Market	Ace Hardware	-
175	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	100.0%	880	11.13	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
176	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,158	13.20	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
177	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	654	8.15	D&W Fresh Market (SpartanNash)	-	-
178	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	163,346	63.3%	1,195	11.84	-	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	-
179	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,549	15.40	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
180	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	303,883	88.3%	2,934	10.94	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	-
181	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	93.7%	6,678	20.03	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
182	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	98.0%	1,938	10.71	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-
183	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,255	12.34	-	Citi Trends, Party City, Planet Fitness	Burlington Stores
184	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	948	9.33	Dream Market	O'Reilly Auto Parts	-
185	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,109	7.16	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
186	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,414	11.46	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
187	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	914	7.81	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	-
188	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	100.0%	2,293	18.46	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
189	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,233	13.41	Cub Foods (United Natural Foods Inc.)	-	-
190	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	97.0%	2,418	13.62	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
191	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	93.8%	1,819	22.07	Cub Foods (United Natural Foods Inc.)*	Goldfish Swim School	-
192	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.5%	2,312	11.22	-	Marshalls, Michaels	-
193	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	81,506	94.1%	1,017	19.50	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
194	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,946	16.40	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
195	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.8%	2,350	13.19	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx, Valu Thrift Store	-
196	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,113	15.23	Festival Foods	Dollar Tree	-
197	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,446	95.5%	1,660	12.96	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
198	Hub Shopping Center	Independence	MO	Kansas City, MO-KS	1995	160,423	100.0%	978	6.48	Price Chopper	Dollar Tree, Oak Street Health	-
199	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	78.6%	1,209	9.51	Price Chopper	-	-
200	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	98.3%	1,151	9.38	Price Chopper	-	-
201	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	468	6.85	Schnucks	-	-
202	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
203	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	95.0%	4,195	15.66	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
204	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	98.2%	2,033	8.58	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
205	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	500	17.98	Food Lion (Ahold Delhaize)	-	-
206	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	97.0%	2,536	14.52	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
207	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	93.9%	3,810	14.22	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
208	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,944	98.1%	5,770	14.41	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
209	University Commons	Greenville	NC	Greenville, NC	1996	233,153	95.5%	3,082	13.85	Harris Teeter (Kroger)	Barnes & Noble, Overstock Furniture & Mattress, Petco, T.J.Maxx	Target
210	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	98.8%	1,821	9.63	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
211	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.6%	1,086	4.35	Walmart Supercenter	Dollar Tree	-
212	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	83.9%	655	8.35	-	Big Lots, Harbor Freight Tools	Rural King
213	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,546	16.25	-	Person County Health & Human Services	-
214	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,155	12.05	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
215	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	127,926	99.3%	1,686	13.27	Walmart Supercenter*	Big Lots, Burkes Outlet	Tractor Supply Co.
216	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	83.1%	732	6.66	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
217	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	95.1%	1,981	14.90	-	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
218	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	88.4%	3,380	16.25	Lowes Foods	HomeGoods, T.J.Maxx	-
219	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	80.8%	2,659	12.69	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
220	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	67.5%	655	13.42	-	Golf Galaxy, Mattress Firm	-
221	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	97,602	94.5%	1,610	17.45	-	Bed Bath & Beyond, Boston Interiors	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
222	Capitol Shopping Center	Concord	NH	Concord, NH	2001	188,887	97.4%	2,149	12.37	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
223	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,513	20.87	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
224	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	54.5%	363	7.26	-	JOANN, The Zoo Health Club	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
225	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,504	97.7%	1,554	10.57	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
226	Laurel Square (4)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	245,984	93.8%	1,999	8.67	Corrado's Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
227	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.7%	4,674	23.85	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
228	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	-	-
229	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,532	92.2%	3,166	15.02	LIDL	Big Lots, Five Below, LA Fitness, Ross Dress for Less	-
230	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	160,969	90.7%	2,094	14.34	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institue	-
231	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	86.9%	1,459	13.20	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	-
232	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.3%	7,034	21.97	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
233	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	97.3%	3,648	19.29	-	Petco, Walgreens	-
234	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	93.1%	1,215	29.26	ShopRite	-	-
235	Old Bridge Gateway (4)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	96.3%	4,435	18.10	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
236	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	98.6%	2,871	18.25	-	Blink Fitness (Equinox), Cinepolis, HomeGoods, Marshalls	-
237	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,257	13.20	ShopRite*	PetSmart, Planet Fitness	-
238	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	93.1%	3,249	19.48	ShopRite	Dollar Tree, Staples	-
239	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	95.0%	560	16.28	ShopRite	-	-
240	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,467	17.33	-	Dollar Tree, Jersey Strong	-
241	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	93.0%	3,206	15.94	Walmart Supercenter*	Dollar Tree, Marshalls, Rainbow Shops, Ross Dress for Less, Staples, Ulta	-
242	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,889	32.21	ALDI	T.J.Maxx	-
243	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,462	21.67	Acme (Albertsons)	True Value	-
244	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	84.2%	1,546	22.37	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
245	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.4%	2,092	28.60	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
246	Stewart Plaza (4)	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	97.4%	3,790	18.91	-	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	-
247	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,855	36.58	H-Mart	Christmas Tree Shops, T.J.Maxx, Ulta	-
248	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	93.2%	1,702	9.70	ALDI	Big Lots, Dollar Tree, JOANN, Party City, Planet Fitness, True Value	-
249	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,632	22.60	Key Food Marketplace	T.J.Maxx	-
250	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	612	36.00	Trader Joe's	-	-
251	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,522	24.59	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
252	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,848	95.1%	1,329	37.93	North Shore Farms	CVS	-
253	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,315	15.69	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
254	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	100.0%	2,251	11.05	-	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
255	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,982	16.25	ShopRite	Better Lifestyle Club, U.S. Post Office, Walgreens	-
256	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	262,364	92.2%	5,511	24.55	A Matter of Health, TBA	Barnes & Noble, Marshalls, Petco	-
257	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,429	86.3%	1,299	38.19	-	Harmon Discount	-
258	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	97.3%	3,289	26.00	-	Dollar Tree, HomeGoods	-
259	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,036	20.54	Fine Fare	CVS, T.J.Maxx	-
260	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
261	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,265	28.67	-	HomeGoods, Rite Aid	-
262	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	184,714	97.6%	3,211	21.26	ShopRite	Wren Kitchens	Firestone
263	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	96.1%	1,947	12.61	-	Olum's Furniture & Appliances, Staples, Walgreens	-
264	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,162	10.44	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
265	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	98.2%	1,498	16.53	-	HomeGoods, Michaels, Old Navy	-
266	Town Square Mall	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,156	16.36	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
267	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	714	11.03	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's, Runnings
268	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,877	33.04	H-Mart	-	-
269	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	97.7%	2,134	15.81	Giant Eagle	-	The Home Depot
270	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	94.5%	2,602	18.85	Kroger	Petco, Planet Fitness, Rainbow Shops	-
271	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,411	100.0%	1,519	9.18	Kroger	Pet Supplies Plus, Salvation Army	-
272	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	82.4%	3,461	16.58	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, T.J.Maxx	-
273	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	98.3%	4,901	21.56	-	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
274	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.8%	1,227	37.67	Kroger	-	-
275	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.4%	1,394	10.30	Kroger	Dollar Tree, Planet Fitness	-
276	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	83.9%	1,204	11.76	Kroger	-	-
277	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	96.1%	4,401	14.05	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
278	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.8%	5,473	11.92	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
279	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,175	16.79	-	Ollie's Bargain Outlet, Sears Outlet	-
280	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	83.1%	2,127	34.70	Kroger	-	-
281	Brice Park	Reynoldsburg	OH	Columbus, OH	1989	147,800	98.1%	1,472	10.66	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
282	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	83.8%	1,712	12.57	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
283	Marketplace	Tulsa	OK	Tulsa, OK	1992	193,276	100.0%	2,007	10.38	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
284	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	85.0%	2,280	19.11	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
285	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,438	10.57	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
286	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,123	11.82	Giant Eagle	Pep Boys, Walmart	-
287	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	98.2%	4,167	14.24	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
288	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	88.6%	2,006	8.92	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
289	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	69.9%	421	13.07	-	-	-
290	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.0%	2,470	19.32	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
291	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,567	17.02	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
292	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,608	73.4%	3,564	20.62	Weis Markets	Marshalls, REI	-
293	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,288	97.8%	2,095	28.09	Giant Food (Ahold Delhaize)	-	-
294	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	539	19.11	-	-	-
295	Dickson City Crossings (4)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2022	312,699	84.5%	2,800	18.58	-	Burlington Stores, Dollar Tree, Gabe's, Party City, PetSmart, The Home Depot, T.J.Maxx	-
296	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,667	15.58	-	Kohl's, Marshalls, Regal Cinemas	-
297	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,343	18.22	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
298	New Garden Center	Kennett Square	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1979	147,370	95.7%	1,143	8.28	-	Big Lots, Ollie's Bargain Outlet, Planet Fitness	-
299	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	93.1%	999	19.70	Weis Markets*	-	-
300	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	223,004	89.9%	6,755	34.68	McCaffrey's	Ulta	-
301	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	2,926	27.51	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
302	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,405	94.9%	8,445	35.36	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
303	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	99.3%	1,242	7.08	Redner's Warehouse Market	Big Lots, Staples	-
304	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	92.3%	1,596	11.19	ALDI	Dollar Tree, Planet Fitness, Rite Aid, VF Outlet	-
305	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	456	10.93	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
306	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,801	17.39	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
307	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	840	13.25	Giant Food (Ahold Delhaize)	Penn State Health	-
308	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,142	10.08	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	-
309	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	98.9%	2,491	34.51	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	-
310	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	96.6%	2,621	16.29	Kroger	K1 Speed	-
311	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,674	19.79	Lowes Foods	-	-
312	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	100.0%	928	14.21	-	-	-
313	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	98.0%	1,741	10.37	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
314	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	76.1%	2,289	9.38	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
315	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	95.3%	1,557	13.61	Publix	Petco, T.J.Maxx, Tuesday Morning	-
316	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,450	18.70	-	Ross Dress for Less, T.J.Maxx	Target
317	Hillcrest Market Place	Spartanburg	SC	Spartanburg, SC	1965	360,277	78.0%	3,992	14.43	Publix	Five Below, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
318	East Ridge Crossing	Chattanooga	TN	Chattanooga, TN-GA	1999	58,950	93.9%	589	10.64	Food Lion (Ahold Delhaize)	-	-
319	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	100.0%	3,051	11.47	ALDI	At Home, Big Lots, Franklin Athletic Club	-
320	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	100.0%	4,202	12.68	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
321	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	98.7%	1,971	9.11	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
322	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	974	8.16	-	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	-
323	The Commons at Wolfcreek (3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	95.5%	9,829	16.43	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
324	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	93.0%	1,417	13.35	Kroger	Aaron's	-
325	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,161	13.37	Kroger	-	Walgreens
326	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.0%	2,120	12.94	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	Fry's Electronics
327	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	90.1%	1,321	15.29	-	24 Hour Fitness	-
328	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	694	9.84	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
329	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	946	7.78	-	Tops Printing	-
330	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.7%	3,127	18.21	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
331	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	98.1%	1,415	28.05	Kroger	CVS	-
332	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,177	13.90	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
333	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	98.7%	602	9.21	-	Family Dollar	-
334	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	755	11.15	-	Canales, Family Dollar	-
335	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	474	10.74	-	Big Lots, O'Reilly Auto Parts	-
336	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	89.9%	1,180	12.70	El Rio Grande Latin Market	Family Dollar	-
337	Wynnewood Village (4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2022	464,995	94.0%	6,360	14.83	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less	-
338	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	94.1%	1,056	9.49	Food Town	Burkes Outlet, Walgreens	-
339	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	789,559	87.7%	15,364	22.18	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Ross Dress for Less, T.J.Maxx	-
340	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,765	11.25	Tom Thumb (Albertsons)	Fan Boys, Goody Goody Wine & Spirits	-
341	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.5%	3,820	20.91	Tom Thumb (Albertsons)	DSW, Ulta	-
342	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	98.0%	1,262	14.48	Truong Nguyen Grocer	-	-
343	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	96.7%	1,157	12.05	-	Painted Tree Marketplace, Planet Fitness	-
344	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	98.0%	780	11.10	Kroger	-	-
345	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,022	30.19	Kroger	-	-
346	Braes Heights (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	94.4%	2,543	29.23	-	CVS, I W Marks Jewelers, My Salon Suites	-
347	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	96.3%	682	7.75	Food Town	-	-
348	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	959	13.29	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
349	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,402	15.61	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
350	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	94.7%	2,201	11.17	El Rancho	Big Lots, Conn's	-
351	Jester Village (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	88.4%	1,244	22.45	-	24 Hour Fitness	-
352	Jones Plaza (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	111,206	83.7%	986	10.60	La Michoacana Supermarket	Aaron's, Fitness Connection	-
353	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.9%	1,572	9.36	-	Big Lots, Hobby Lobby, Octapharma	-
354	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	95.5%	894	9.44	Foodarama	Burke's Outlet, Kids Empire	-
355	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	96.9%	3,473	14.54	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
356	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	354	8.80	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
357	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	93.3%	2,945	14.33	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	-
358	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.8%	2,427	14.06	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
359	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	84.2%	1,631	11.02	-	24 Hour Fitness, Floor & Décor	-
360	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	98.5%	3,337	23.15	H-E-B	-	-
361	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,294	16.00	ALDI	Dollar Tree, Party City, Salon In The Park	-
362	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	97.2%	2,399	10.05	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-

	Property Name	City	State	Metropolitan Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
363	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	95.2%	2,037	15.59	Kroger	LA Fitness	-
364	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	85.4%	1,763	11.42	Kroger	Burkes Outlet	-
365	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.9%	1,324	8.92	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
366	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	92.5%	2,818	22.37	Central Market (H-E-B)	-	-
367	Preston Park Village	Plano	TX	Dallas-Fort Worth-Arlington, TX	1985	256,343	79.4%	5,052	24.81	-	Gap Factory Store, HomeGoods, Petco, Rollie Pollies Gymnastics Center	-
368	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	93.3%	1,336	11.78	El Rancho	Family Dollar	-
369	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,922	92.3%	2,133	10.39	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
370	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	89.3%	1,926	21.41	-	-	-
371	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	74.3%	833	8.44	-	Ollie's Bargain Outlet, Tractor Supply Co.	-
372	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,620	99.2%	2,152	15.32	-	Gold's Gym, Hobby Lobby	Kohl's
373	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.6%	1,457	17.45	-	2nd & Charles, Chuck E. Cheese's	-
374	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	93.0%	1,130	14.48	Kroger	Hamrick's	-
375	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,435	8.89	-	Dollar Tree, Kohl's, PetSmart	-
376	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	91.4%	2,957	21.77	Trader Joe's	JOANN, PetSmart, Ulta	-
377	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,938	9.65	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
378	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	-	-	Walgreens
379	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	87.3%	3,153	16.47	Sendik's Food Market	Bed Bath & Beyond, Marshalls	-
380	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	89.0%	841	9.61	Pick 'n Save (Kroger)	-	-
381	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	91.8%	1,405	7.52	-	Hobby Lobby, Kohl's	-
382	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts	-

	TOTAL PORTFOLIO					67,452,927	92.0%	$900,623	$15.42
    (1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements
    (2) * Indicates grocer is not owned
    (3) Property is listed as two individual properties on Company website for marketing purposes
    (4) Indicates property is currently in redevelopment